# Financial Restatement Supplemental Schedules

***February 5, 2014***

Tech Data
The Difference in Distribution™

***The information in this presentation is qualified in its entirety by the more detailed information set forth in the Company's Annual Report on Form 10-K for the fiscal year ended January 31, 2013 (the "Annual Report"), filed with the U.S. Securities and Exchange Commission on February 5, 2014.***

# Non-GAAP Financial Information

These slides include financial results prepared in accordance with generally accepted accounting principles ("GAAP"). In addition to GAAP results, Tech Data management believes that the presentation of non-GAAP financial measures is useful to investors because it provides investors with a more complete understanding of our operational results and a meaningful comparison of our performance between periods. The non-GAAP results should only be used in conjunction with results reported in accordance with GAAP and are not intended to be a substitute for results reported in accordance with GAAP. Non-GAAP financial measures presented in this presentation or other presentations, press releases and similar documents issued by Tech Data, include but are not limited, to non-GAAP operating income, non-GAAP net income and non-GAAP net income per diluted share. These non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similar measures presented by comparable companies. Management may also use these non-GAAP financial measures to establish operational goals and, in some cases, for measuring performance for compensation purposes. This presentation provides a detailed reconciliation between results reported in accordance with GAAP and non-GAAP financial measures.

# Five-Year Financial Summary
# Income Statement (Excluding VAT Assessment)

| ($ in thousands, except per share data) | Year ended January 31, | | | | |
|---|---|---|---|---|---|
| | 2013 (1) | 2012 | 2011 | 2010 | 2009 |
| | Non-GAAP | *(As restated)* (2) | *(As restated)* (2) | *(As restated)* (2) | *(As restated)* (2) |
| Net Sales | $ 25,358,329 | $ 25,647,313 | $ 23,619,938 | $ 22,089,258 | $ 24,076,787 |
| Gross profit | 1,303,054 | 1,377,441 | 1,278,253 | 1,163,704 | 1,164,795 |
| Non-GAAP Operating income | 293,182 | 304,546 | 321,408 | 267,968 | 202,699 |
| Non-GAAP Consolidated net income | 216,806 | 201,202 | 212,992 | 192,205 | 103,304 |
| Net (income) loss attributable to noncontrolling interest | (6,785) | (10,452) | (4,620) | (1,045) | 1,822 |
| Non-GAAP Net income attributable to shareholders of Tech Data Corporation | $ 210,021 | $ 190,750 | $ 208,372 | $ 191,160 | $ 105,126 |
| Non-GAAP Net income per share attributable to shareholders of Tech Data Corporation - diluted | $ 5.36 | $ 4.30 | $ 4.25 | $ 3.75 | $ 2.04 |
| Weighted average shares outstanding - diluted | 39,180 | 44,327 | 49,085 | 50,938 | 51,498 |

(1) The information presented in this column includes certain non-GAAP financial measures for the fiscal year ended January 31, 2013. Non-GAAP operating income excludes a $29.5 million value added tax assessment in relation to an assessment and penalties for various VAT matters in one of the Company's subsidiaries in Spain; Non-GAAP net income excludes the impact of $29.5 million described immediately prior and associated interest expense of $11.5 million, net of the $7.2 million tax impact. Non-GAAP net income per share attributable to shareholders of Tech Data Corporation – diluted excludes a loss of $0.86 for the impact of the items described immediately prior.

(2) See Note 2 of Notes to Consolidated Financial Statements in the Annual Report for discussion of the restatement of the Company's Consolidated Financial Statements. The accompanying Notes to Consolidated Financial Statements included in the Annual Report are an integral part of these financial statements.

Tech Data
The Difference in Distribution™

# Five-Year Financial Summary - Income Statement Adjustments (Excluding VAT Assessment)

| ($ in thousands, except per share data) | Year ended January 31, 2013[1] Non-GAAP Adjustments [2] | 2012 Adjustments [2] | 2011 Adjustments [2] | 2010 Adjustments [2] | 2009 Adjustments [2] | Cumulative Adjustments | % of Previously Reported Total |
|---|---|---|---|---|---|---|---|
| Net Sales | $ (2,688) | $ (840,811) | $ (756,035) | $ (10,618) | $ (3,697) | $ (1,613,849) | -1% |
| Gross profit | (6,548) | (16,550) | (5,035) | 11,350 | (17,200) | (33,983) | -1% |
| Non-GAAP Operating income | (10,043) | (23,312) | (12,577) | 8,492 | (8,459) | (45,899) | -3% |
| Non-GAAP Consolidated net income | (4,569) | (15,646) | (5,871) | 11,005 | (12,152) | (27,233) | -3% |
| Net (income) loss attributable to noncontrolling interest | - | - | - | - | - | - | - |
| Non-GAAP Net income attributable to shareholders of Tech Data Corporation | $ (4,569) | $ (15,646) | $ (5,871) | $ 11,005 | $ (12,152) | $ (27,233) | -3% |
| Non-GAAP Net income per share attributable to shareholders of Tech Data Corporation - diluted | $ (0.12) | $ (0.36) | $ (0.11) | $ 0.21 | $ (0.24) | $ (0.62) | -3% |

(1) The information presented in this column includes certain non-GAAP financial measures for the fiscal year ended January 31, 2013. Non-GAAP operating income excludes a $29.5 million value added tax assessment in relation to an assessment and penalties for various VAT matters in one of the Company's subsidiaries in Spain. Non-GAAP net income excludes the impact of $29.5 million described immediately prior and associated interest expense of $11.5 million, net of the $7.2 million tax impact. Non-GAAP net income per share attributable to shareholders of Tech Data Corporation – diluted excludes a loss of $0.86 for the impact of the items described immediately prior.

(2) The adjustments are to correct errors discussed in Note 2 of Notes to Consolidated Financial Statements in the Annual Report.

Tech Data
The Difference in Distribution™

# Five-Year Financial Summary
# Income Statement (Including VAT Assessment)

| (in thousands, except per share data) | Year ended January 31, | | | | |
|---|---|---|---|---|---|
| | 2013 | 2012 | 2011 | 2010 | 2009 |
| | | *(As restated)* (1) | *(As restated)* (1) | *(As restated)* (1) | *(As restated)* (1) |
| **Net Sales** | $ 25,358,329 | $ 25,647,313 | $ 23,619,938 | $ 22,089,258 | $ 24,076,787 |
| Gross profit | 1,303,054 | 1,377,441 | 1,278,253 | 1,163,704 | 1,164,795 |
| Operating income | 263,720 | 304,546 | 321,408 | 267,968 | 202,699 |
| Consolidated net income | 183,040 | 201,202 | 212,992 | 192,205 | 103,304 |
| Net (income) loss attributable to noncontrolling interest | (6,785) | (10,452) | (4,620) | (1,045) | 1,822 |
| Net income attributable to shareholders of Tech Data Corporation | $ 176,255 | $ 190,750 | $ 208,372 | $ 191,160 | $ 105,126 |
| Net income per share attributable to shareholders of Tech Data Corporation - diluted | $ 4.50 | $ 4.30 | $ 4.25 | $ 3.75 | $ 2.04 |
| Weighted average shares outstanding - diluted | 39,180 | 44,327 | 49,085 | 50,938 | 51,498 |

(1) See Note 2 of Notes to Consolidated Financial Statements in the Annual Report for discussion of the restatement of the Company's Consolidated Financial Statements. The accompanying Notes to Consolidated Financial Statements included in the Annual Report are an integral part of these financial statements.

Tech Data
The Difference in Distribution™

# Five-Year Financial Summary
# Income Statement Adjustments (Including VAT Assessment)

| ($ in thousands, except per share data) | Year ended January 31, 2013 Adjustments (1) | 2012 Adjustments (1) | 2011 Adjustments (1) | 2010 Adjustments (1) | 2009 Adjustments (1) | Cumulative Adjustments |
|---|---|---|---|---|---|---|
| Net Sales | $ (2,688) | $ (840,811) | $ (756,035) | $ (10,618) | $ (3,697) | $ (1,613,849) |
| Gross profit | (6,548) | (16,550) | (5,035) | 11,350 | (17,200) | (33,983) |
| Operating income | (39,505) | (23,312) | (12,577) | 8,492 | (8,459) | (75,361) |
| Consolidated net income | (38,335) | (15,646) | (5,871) | 11,005 | (12,152) | (60,999) |
| Net (income) loss attributable to noncontrolling interest | - | - | - | - | - | - |
| Net income attributable to shareholders of Tech Data Corporation | $ (38,335) | $ (15,646) | $ (5,871) | $ 11,005 | $ (12,152) | $ (60,999) |
| Net income per share attributable to shareholders of Tech Data Corporation - diluted | $ (0.98) | $ (0.36) | $ (0.11) | $ 0.21 | $ (0.24) | $ (1.48) |

(1) The adjustments are to correct errors discussed in Note 2 of Notes to Consolidated Financial Statements in the Annual Report.

Tech Data
The Difference in Distribution™

# Consolidated Statement of Income

| ($ in thousands, except per share data) | Year ended January 31, | | |
|---|---|---|---|
| | 2013 | 2012 (As restated) [1] | 2011 (As restated) [1] |
| Net Sales | $ 25,358,329 | $ 25,647,313 | $ 23,619,938 |
| Cost of products sold | 24,055,275 | 24,269,872 | 22,341,685 |
| Gross profit | 1,303,054 | 1,377,441 | 1,278,253 |
| Selling, general and administrative expense | 1,009,872 | 1,044,601 | 956,845 |
| Loss on disposal of subsidiaries | - | 28,294 | - |
| VAT Assessment | 29,462 | - | - |
| Operating income | 263,720 | 304,546 | 321,408 |
| Interest Expense | 30,126 | 31,377 | 29,926 |
| Other expense, net | 4,128 | 858 | (4,350) |
| Income before income taxes | 229,466 | 272,311 | 295,832 |
| Provision for income tax | 46,426 | 71,109 | 82,840 |
| Consolidated net income | 183,040 | 201,202 | 212,992 |
| Net (income) loss attributable to noncontrolling interest | (6,785) | (10,452) | (4,620) |
| Net income attributable to shareholders of Tech Data Corporation | $ 176,255 | $ 190,750 | $ 208,372 |
| Net income per share attributable to shareholders of Tech Data Corporation - diluted | $ 4.50 | $ 4.30 | $ 4.25 |
| Weighted average shares outstanding - diluted | 39,180 | 44,327 | 49,085 |

(1) See Note 2 of Notes to Consolidated Financial Statements in the Annual Report for discussion of the restatement of the Company's Consolidated Financial Statements. The accompanying Notes to Consolidated Financial Statements included in the Annual Report are an integral part of these financial statements.

Tech Data
The Difference in Distribution™

# Consolidated Statement of Income Adjustments

| ($ in thousands, except per share data) | Year ended January 31, | | | | | |
|---|---|---|---|---|---|---|
| | 2013 | | 2012 | | 2011 | |
| | Adjustments [1] | | Adjustments [1] | | Adjustments [1] | |
| Net Sales | $ | (2,688) | $ | (840,811) | $ | (756,035) |
| Cost of products sold | | 3,860 | | (824,261) | | (751,000) |
| Gross profit | | (6,548) | | (16,550) | | (5,035) |
| Selling, general and administrative expense | | 3,495 | | 6,762 | | 7,542 |
| Loss on disposal of subsidiaries | | - | | - | | - |
| VAT Assessment | | 29,462 | | - | | - |
| Operating income | | (39,505) | | (23,312) | | (12,577) |
| Interest Expense | | 11,585 | | 34 | | - |
| Other expense, net | | (2,941) | | (335) | | (4,794) |
| Income before income taxes | | (48,149) | | (23,011) | | (7,783) |
| Provision for income tax | | (9,814) | | (7,365) | | (1,912) |
| Consolidated net income | | (38,335) | | (15,646) | | (5,871) |
| Net (income) loss attributable to noncontrolling interest | | - | | - | | - |
| Net income attributable to shareholders of Tech Data Corporation | $ | (38,335) | $ | (15,646) | $ | (5,871) |
| Net income per share attributable to shareholders of Tech Data Corporation - diluted | $ | (0.98) | $ | (0.36) | $ | (0.11) |

(1) The adjustments are to correct errors discussed in Note 2 of Notes to Consolidated Financial Statements in the Annual Report.

Tech Data
The Difference in Distribution™

# Quarterly Income Statement Adjustments Fiscal Year 2013 (Excluding VAT Assessment)

| ($ in thousands, except per share data) | Year ended January 31, 2013 | Adjustments to Quarter ended [2] | | | | Year ended January 31, 2013 [4] |
|---|---|---|---|---|---|---|
| | As previously reported [1] | 30-Apr | 31-Jul | 31-Oct | 31-Jan[3] [4] Non-GAAP | Non-GAAP |
| Net sales | $ 25,361,017 | $ 14,502 | $ 6,919 | $ (3,081) | $ (21,028) | $ 25,358,329 |
| Gross profit | 1,309,602 | 3,191 | 1,349 | (2,182) | (8,906) | 1,303,054 |
| Non-GAAP Operating income | 303,225 | 1,565 | 1,055 | (5,951) | (6,712) | 293,182 |
| Non-GAAP Consolidated net income | 221,375 | 2,486 | 241 | (2,961) | (4,335) | 216,806 |
| Non-GAAP Net income attributable to shareholders of Tech Data Corporation | $ 214,590 | $ 2,486 | $ 241 | $ (2,961) | $ (4,335) | $ 210,021 |
| Non-GAAP Net income per share attributable to shareholders of Tech Data Corporation - diluted | $ 5.48 | $ 0.06 | $ 0.01 | $ (0.08) | $ (0.11) | $ 5.36 |
| Weighted average shares outstanding - diluted | 39,180 | 41,599 | 39,055 | 38,025 | 38,091 | 39,180 |

(1) As previously reported in Current Report on Form 8-K filed on March 4, 2013.

(2) The adjustments are to correct errors discussed in Note 2 of Notes to Consolidated Financial Statements in the Annual Report.

(3) Adjustments to previously reported amounts in Current Report on Form 8-K filed March 4, 2013 (see Note 2 of Notes to Consolidated Financial Statements in the Annual Report).

(4) The information presented in this column includes certain non-GAAP financial measures for the fiscal year ended January 31, 2013. Non-GAAP operating income excludes a $29.5 million value added tax assessment in relation to an assessment and penalties for various VAT matters in one of the Company's subsidiaries in Spain. Non-GAAP net income excludes the impact of $29.5 million described immediately prior and associated interest expense of $11.5 million, net of the $7.2 million tax impact. Non-GAAP net income per share attributable to shareholders of Tech Data Corporation – diluted excludes a loss of $0.86 for the impact of the items described immediately prior.

Tech Data

The Difference in Distribution™

# Quarterly Income Statement Adjustments Fiscal Year 2013 (Including VAT Assessment)

| ($ in thousands, except per share data) | Year ended January 31, 2013 As previously reported [1] | Adjustments to Quarter ended [2] 30-Apr | 31-Jul | 31-Oct | 1/31/2014 [3] | Year ended January 31, 2013 |
|---|---|---|---|---|---|---|
| Net sales | $ 25,361,017 | $ 14,502 | $ 6,919 | $ (3,081) | $ (21,028) | $ 25,358,329 |
| Gross profit | 1,309,602 | 3,191 | 1,349 | (2,182) | (8,906) | 1,303,054 |
| Operating income | 303,225 | 1,565 | 1,055 | (5,951) | (36,174) | 263,720 |
| Consolidated net income | 221,375 | 2,486 | 241 | (2,961) | (38,101) | 183,040 |
| Net income attributable to shareholders of Tech Data Corporation | $ 214,590 | $ 2,486 | $ 241 | $ (2,961) | $ (38,101) | $ 176,255 |
| Net income per share attributable to shareholders of Tech Data Corporation - diluted | $ 5.48 | $ 0.06 | $ 0.01 | $ (0.08) | $ (1.00) | $ 4.50 |
| Weighted average shares outstanding - diluted | 39,180 | 41,599 | 39,055 | 38,025 | 38,091 | 39,180 |

(1) As previously reported in Current Report on Form 8-K filed on March 4, 2013.

(2) The adjustments are to correct errors discussed in Note 2 of Notes to Consolidated Financial Statements in the Annual Report.

(3) Adjustments to previously reported amounts in Current Report on Form 8-K filed March 4, 2013 (see Note 2 of Notes to Consolidated Financial Statements in the Annual Report).

Tech Data
The Difference in Distribution™

# Quarterly Income Statement Adjustments
# Fiscal Year 2012

| ($ in thousands, except per share data) | Year ended January 31, 2012 | Adjustments to Quarter ended (1) | | | | Year ended January 31, 2012 |
|---|---|---|---|---|---|---|
| | As previously reported | 30-Apr | 31-Jul | 31-Oct | 31-Jan | As restated |
| Net sales | $ 26,488,124 | $ (178,095) | $ (235,157) | $ (189,398) | $ (238,161) | $ 25,647,313 |
| Gross profit | 1,393,991 | 3,853 | (4,753) | (6,969) | (8,681) | 1,377,441 |
| Operating income | 327,858 | 1,869 | (5,637) | (6,317) | (13,227) | 304,546 |
| Consolidated net income | 216,848 | 2,865 | (4,761) | (3,657) | (10,093) | 201,202 |
| Net income attributable to shareholders of Tech Data Corporation | $ 206,396 | $ 2,865 | $ (4,761) | $ (3,657) | $ (10,093) | $ 190,750 |
| Net income per share attributable to shareholders of Tech Data Corporation - diluted | $ 4.66 | $ 0.06 | $ (0.11) | $ (0.09) | $ (0.24) | $ 4.30 |
| Weighted average shares outstanding - diluted | 44,327 | 47,389 | 45,596 | 42,554 | 41,865 | 44,327 |

(1) The adjustments are to correct errors discussed in Note 2 of Notes to Consolidated Financial Statements in the Annual Report.

Tech Data
The Difference in Distribution™

# Five-Year Summary Balance Sheet

| ($ in thousands) | January 31, 2013 | 2012 (As restated) [1] | 2011 (As restated) [1] | 2010 (As restated) [1] | 2009 (As restated) [1] |
|---|---|---|---|---|---|
| Working capital | $ 1,700,485 | $ 1,720,564 | $ 1,899,124 | $ 2,252,713 | $ 1,873,107 |
| Total assets | $ 6,830,960 | $ 5,796,268 | $ 6,524,639 | $ 5,748,103 | $ 4,834,078 |
| Revolving credit loans and current maturities of long-term debt, net | $ 167,522 | $ 48,490 | $ 434,435 | $ 70,846 | $ 58,888 |
| Long-term debt, net | $ 354,458 | $ 57,253 | $ 60,076 | $ 337,384 | $ 329,461 |
| Equity attributable to shareholders of Tech Data Corporation | $ 1,918,369 | $ 1,953,804 | $ 2,108,451 | $ 2,088,589 | $ 1,725,541 |

(1) See Note 2 of Notes to Consolidated Financial Statements in the Annual Report for discussion of the restatement of the Company's Consolidated Financial Statements. The accompanying Notes to Consolidated Financial Statements included in the Annual Report are an integral part of these financial statements.

Tech Data
The Difference in Distribution™

# Five-Year Summary Balance Sheet Adjustments

| ($ in thousands) | January 31, | | | | |
|---|---|---|---|---|---|
| | 2013 | 2012 | 2011 | 2010 | 2009 |
| | Adjustments (1) | Adjustments (1) | Adjustments (1) | Adjustments (1) | Adjustments (1) |
| Working capital | $ (74,438) | $ (18,759) | $ (2,987) | $ 2,283 | $ (18,790) |
| Total assets | $ 24,707 | $ 10,850 | $ 112,556 | $ 51,650 | $ 18,694 |
| Revolving credit loans and current maturities of long-term debt, net | $ 3,181 | $ - | $ - | $ 4,986 | $ - |
| Long-term debt, net | $ - | $ - | $ - | $ (773) | $ (1,772) |
| Equity attributable to shareholders of Tech Data Corporation | $ (59,261) | $ (20,019) | $ (6,015) | $ (306) | $ (12,152) |

(1) The adjustments are to correct errors discussed in Note 2 of Notes to Consolidated Financial Statements in the Annual Report.

Tech Data
The Difference in Distribution™

# GAAP to Non-GAAP Reconciliation
# Operating Income – Fiscal Year 2013

| ($ in thousands) | Year ended January 31, 2013 | | | |
|---|---|---|---|---|
| | Americas[1] | Europe[1] | Stock Compensation Expense | Consolidated |
| **Net Sales** | **$ 9,823,515** | **$ 15,534,814** | **$ -** | **$ 25,358,329** |
| GAAP operating income | $ 150,055 | $ 127,281 | $ (13,616) | $ 263,720 |
| Acquisition-related intangible assets amortization | | 17,074 | | 17,074 |
| Value-added tax assessment | | 29,462 | | 29,462 |
| Total non-GAAP operating income adjustments | $ - | $ 46,536 | $ - | $ 46,536 |
| **Non-GAAP operating income** | **$ 150,055** | **$ 173,817** | **$ (13,616)** | **$ 310,256** |
| **GAAP Operating margin** | **1.53%** | **0.82%** | | **1.04%** |
| **Non-GAAP Operating margin** | **1.53%** | **1.12%** | | **1.22%** |

(1) Operating income does not include stock compensation expense at the regional level.

Tech Data
The Difference in Distribution™

# GAAP to Non-GAAP Reconciliation
# Operating Income – Fiscal Year 2012

| As Restated[(2)] ($ in thousands) | Year ended January 31, 2012 Americas[(1)] | Europe[(1)] | Stock Compensation Expense | Consolidated |
|---|---|---|---|---|
| **Net Sales** | **$ 10,405,428** | **$ 15,241,885** | | **$ 25,647,313** |
| GAAP operating income | $ 173,978 | $ 142,562 | $ (11,994) | $ 304,546 |
| Acquisition-related intangible assets amortization | | 13,905 | | 13,905 |
| Loss on disposal of subsidiaries | 28,294 | | | 28,294 |
| Total non-GAAP operating income adjustments | $ 28,294 | $ 13,905 | | $ 42,199 |
| **Non-GAAP operating income** | **$ 202,272** | **$ 156,467** | **$ (11,994)** | **$ 346,745** |
| **GAAP Operating margin** | **1.67%** | **0.94%** | | **1.19%** |
| **Non-GAAP Operating margin** | **1.94%** | **1.03%** | | **1.35%** |

(1) Operating income does not include stock compensation expense at the regional level.

(2) See Note 2 of Notes to Consolidated Financial Statements in the Annual Report for discussion of the restatement of the Company's Consolidated Financial Statements. The accompanying Notes to Consolidated Financial Statements included in the Annual Report are an integral part of these financial statements.

Tech Data
The Difference in Distribution™

# GAAP to Non-GAAP Reconciliation
# Operating Income – Fiscal Year 2011

| As Restated[2] ($ in thousands) | Year ended January 31, 2011 | | | |
|---|---|---|---|---|
| | Americas[1] | Europe[1] | Stock Compensation Expense | Consolidated |
| **Net Sales** | **$ 10,096,732** | **$ 13,523,206** | | **$ 23,619,938** |
| GAAP operating income | $ 178,043 | $ 153,718 | $ (10,353) | $ 321,408 |
| Acquisition-related intangible assets amortization | | 6,798 | | 6,798 |
| Total non-GAAP operating income adjustments | $ - | $ 6,798 | | $ 6,798 |
| **Non-GAAP operating income** | **$ 178,043** | **$ 160,516** | **$ (10,353)** | **$ 328,206** |
| **GAAP Operating margin** | **1.76%** | **1.14%** | | **1.36%** |
| **Non-GAAP Operating margin** | **1.76%** | **1.19%** | | **1.39%** |

(1) Operating income does not include stock compensation expense at the regional level.

(2) See Note 2 of Notes to Consolidated Financial Statements in the Annual Report for discussion of the restatement of the Company's Consolidated Financial Statements. The accompanying Notes to Consolidated Financial Statements included in the Annual Report are an integral part of these financial statements.

Tech Data
The Difference in Distribution™

# GAAP to Non-GAAP Reconciliation
# Operating Income, Net Income & Earnings Per Share

| ($ in thousands, except per share data) | 2013 | | | 2012 (As restated) (1) | | | 2011 (As restated) (1) | | |
|---|---|---|---|---|---|---|---|---|---|
| | Operating Income | Net Income | EPS - diluted | Operating Income | Net Income | EPS - diluted | Operating Income | Net Income | EPS - diluted |
| GAAP results | $263,720 | $176,255 | $4.50 | $304,546 | $190,750 | $4.30 | $321,408 | $208,372 | $4.25 |
| Reversal of deferred tax valuation allowances | | (25,128) | (0.64) | | - | - | | - | - |
| Value-added tax assessment | 29,462 | 33,766 | 0.86 | | - | - | | - | - |
| Loss on disposal of subsidiaries | | - | - | 28,294 | 19,221 | 0.43 | | - | - |
| Acquisition-related intangible assets amortization expense | 17,074 | 12,559 | 0.32 | 13,905 | 10,521 | 0.24 | 6,798 | 5,033 | 0.10 |
| Total non-GAAP adjustments | $ 46,536 | $ 21,197 | $ 0.54 | $ 42,199 | $ 29,742 | $ 0.67 | $ 6,798 | $ 5,033 | $ 0.10 |
| Non-GAAP results | $310,256 | $197,452 | $ 5.04 | $346,745 | $220,492 | $ 4.97 | $328,206 | $213,405 | $ 4.35 |

(1) See Note 2 of Notes to Consolidated Financial Statements in the Annual Report for discussion of the restatement of the Company's Consolidated Financial Statements. The accompanying Notes to Consolidated Financial Statements included in the Annual Report are an integral part of these financial statements.

Tech Data
The Difference in Distribution™